EXHIBIT 4.13


Samuel Klein & Company
----------------------
Certified Public Accountants

                                                                   550 Broad St.
                                                                Newark, NJ 07102



Securities and Exchange Commission
Washington, DC 20549


Ladies and Gentlemen:


We have issued our report dated September 12, 2003, accompanying the financials statements of Donini, Inc. on Form 10-KSB for the year ended May 31, 2003. We hereby consent to the incorporation by reference of said report in the Registration Statement of Donini, Inc. on Form S-8.


Signed,


/s/ SAMUEL KLEIN & COMPANY
--------------------------
Samuel Klein & Company


July 20, 2004

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